Exhibit 99.1

KATHY HOCHUL
Governor

BARBARA C. GUINN
Acting Commissioner

October 10, 2023

Mr. George Sarkissian Chief of Staff
NYC Housing and Development 100 Gold Street
New York, NY 10038

Dear Mr. Sarkissian:

The New York State Office of Temporary and Disability Assistance (OTDA) has completed a review of the provisions of services to individuals placed by New York City in temporary housing in hotels in other parts of the State. This report is also the assessment and recommendations relative to the provision of services provided by DocGo.

BACKGROUND

In response to the asylum seeker crisis and difficulty securing new locations to house newly arriving migrants within New York City (NYC), NYC began placing individuals seeking shelter in hotels outside of NYC. Regulations and policy of the OTDA govern the fiscal and programmatic responsibilities of out of county placement of individuals who are homeless; however, these requirements apply to the treatment of individuals eligible for Public Assistance (PA), and NYC provides shelter to non-PA eligible households based on its implementation of requirements of a Consent Decree that establishes a certain ‘right to shelter’ in New York City that extends beyond what State law and regulations require. NYC has agreed to comply with PA related obligations with respect to financial responsibility and oversight for all out of district placements of recently arrived migrants, regardless of PA eligibility.
According to NYC, clients are screened at the arrival center in NYC for medical and behavioral health concerns and are given a COVID-19 test prior to placement in another county. NYC is responsible for ensuring the hotels provide safe shelter and that basic services such as access to food and medical care are provided. If there are school age children at the facility, we understand NYC is responsible for the educational costs. NYC is also responsible for responding to client or community complaints.
The hotels used to provide shelter to relocated migrants from NYC are operated by Rapid Reliable Testing NY LLC, a contractor commonly known as DocGo, a mobile health company that previously provided testing for COVID-19. The DocGo services delivery and hotel oversight is the responsibility of the NYC Department of Housing Preservation and Development (HPD). Neither OTDA nor any other State agency has oversight of HPD facilities. As of September 10, DocGo is operating 14 hotels in Albany, Dutchess, Erie, Monroe, Orange, Schenectady, and Westchester counties that house 1,884 persons. An additional hotel in Westchester County is overseen by the NYC Department of Homeless Services (DHS) and houses 248 persons. Unlike the HPD facilities, OTDA has oversight over DHS operated hotels. Pursuant to OTDA regulations, it is NYC DHS that retains responsibility for inspecting the Westchester hotel (or any other future DHS-operated hotels that may shelter migrants from NYC).
40 North Pearl Street, Albany, NY 12243-0001 │www.otda.ny.gov

PROPOSED DOCGO CONTRACT

HPD shared an unsigned draft of its DocGo contract with OTDA. The proposed contract would be between New York City, acting by and through HPD, and DocGo. The NYC Department of Social Services (NYC DSS) is not a signatory to the contract. Neither OTDA nor any other state agency oversees any party to the contract.

According to the proposed contract, DocGo would be responsible for providing the following as part of their onsite hotel operations:

•Onsite medical services (not 24/7) via a provider with an advanced practice degree as well as a nurse, though telehealth is also an option;
•Security services;
•Onsite case management services;
•Three meals daily, plus snacks and beverages;
•If there are infants onsite, then baby food, formula and diapers are expected to be available; and
•A personal hygiene kit, which must include menstrual products as needed.

Each of these services were verified as available at each hotel during the OTDA onsite review.

DocGo is also expected to provide linkages to the following:

•Immigration Services;
•Transportation to medical or other appointments (via Uber/Lyft, van, or public transportation);
•English language classes;
•Additional medical providers as needed;
•School district liaisons to enroll school aged children in the appropriate school setting; and
•Referrals for families to domestic violence providers as necessary.

NYC is responsible for oversight of the facilities used outside of NYC to place individuals requiring emergency housing and is responsible for addressing client complaints. Due to the unique situation of NYC placing large numbers of migrants outside NYC, and, more recently due to complaints raised, OTDA determined it appropriate to provide site visits to the hotels to review the adequacy of the housing and services provided even though OTDA does not oversee DocGo or these sites. Below is a summary of the most recent hotel site visits. Of note, the Department of State (DOS) separately investigated complaints raised about actions of security officers under contract by DocGo.

HOTELS

Albany County Hotels: There are currently three hotels for migrants in Albany County: the [REDACTED] (single adults and adult families), the [REDACTED] (families with children and adult families), and the [REDACTED] (single adults). OTDA staff has visited each of these hotels several times, most recently between August 14-15, 2023.

Shortly after opening, concerns were raised by area nonprofits and in news reports about spoiled food, lack of transportation to medical appointments, incorrect information provided to migrants on work authorization, whether school age children were being enrolled in school, and poor conditions at the hotels. On each visit, none of these concerns were noted based on observation and interviews with onsite staff. During the most recent visits, OTDA inspectors who speak Spanish engaged with residents to make sure they feel safe and to ask if they have any concerns.

A recent New York Times article also raised concerns about inappropriate behavior of staff towards residents. OTDA met with HPD management on August 24, 2023, to find out what actions HPD took in response to the Times' reporting. HPD reported that a security guard that had acted inappropriately was fired, as was a staff person who had put up inappropriate flyers regarding resident conduct. HPD also engaged a second security contractor to ensure that there would always be sufficient security staff onsite. OTDA understands that DOS separately investigated complaints about security officers under contract with DocGo.

OTDA’s inspectors found the [REDACTED] to be clean and in good condition. The hotel serves families with children and adult families. There were ample amounts of diapers, infant food/formula, and menstrual products. The hotel provides a crib for any child under two years of age. Families at the hotel with children under two are required to view the safe sleeping videos in their native language and safe sleeping signage was observed on the premises. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave.

Children at the [REDACTED] have been enrolled in the North Colonie School District and will be bused to school. Security staff were present during our visit. There was no inappropriate signage noted.
While staff was visiting, DocGo had four different food trucks at the facility to allow the residents to vote on which vendor they felt had the best food. Residents at the hotel stated they felt safe and did not have any concerns and stated to OTDA staff that they did not feel bullied or intimidated.

The [REDACTED] was also found to be clean and in very good condition. The hotel serves single adults. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted. Menstrual products are available as needed. The hotel received a large number of donations of clothing for the residents. Residents at the hotel stated to OTDA staff that they felt safe and did not have any concerns and stated they did not feel bullied or intimidated.

The [REDACTED] was also found to be clean and in good condition, The hotel serves single adults and adult families. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted. Menstrual products are available as needed. Residents at the hotel stated they felt safe and did not have any concerns and reported they did not feel bullied or intimidated.

Dutchess County Hotel: There is currently one hotel housing migrants in Dutchess County: the [REDACTED] in [REDACTED]. The hotel currently houses only single adults, although it has capacity for adult families, as well. OTDA conducted a site visit to the hotel on May 18, 2023, shortly after it opened for housing migrants. OTDA did not receive any subsequent concerns about conditions at this hotel but visited the hotel again on August 23, 2023. An OTDA staff person that speaks Spanish was present to interview residents.

OTDA staff reported the hotel common areas and rooms were clean. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted. The facility currently houses only single men, and, as a result, resources for infants and women were not expected to be available. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns. Staff noted that there have been many donations for the residents from the community.

Erie County Hotels: There are four hotels in Erie County that have housed migrants, one of which is currently closed due to flooding and another hotel that was slated to close but continues to operate due to the flooding of the other hotel. They are the [REDACTED] (currently closed-intended for single adults), the [REDACTED] (slated to close-single adults), the [REDACTED] (families with children, adult families and single adults) and the [REDACTED] (families with children). OTDA staff visited the hotels on August 30 and 31, 2023. As part of these inspections, an OTDA staff person that speaks Spanish was present to interview residents.

The [REDACTED] is currently serving single adults. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present, as well as the National Guard. There was no inappropriate signage noted. The facility currently houses single men, and as a result, resources for infants and women were not expected to be available. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns.

The [REDACTED] is located in [REDACTED]. There were ample amounts of diapers, infant food/formula, menstrual products. The hotel provides a crib for any child under two years of age. Families at the hotel with children under two are required to view the safe sleeping videos in their native language and safe sleeping signage was observed on the premises. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Children at the hotel have been enrolled in the Maryville School District and will be bused to school. Security staff and National Guard were present. There was no inappropriate signage noted. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns.

The [REDACTED] is located in [REDACTED]. There were ample amounts of diapers, infant food/formula, and menstrual products. When staff arrived, the hotel did not know what rooms families were staying in and at the time of inspection residents did not have a key to their room. While the hotel does provide cribs for children under two, OTDA staff noted there was no safe sleep signage on the premises and that staff were not showing the safe sleep video to residents with children under two. All of the above- referenced concerns were reported by OTDA to HPD for correction. HPD has subsequently reported that all residents now have keys to their rooms and proper procedures are in place to support appropriate documentation of room placements for migrants from NYC and implementation of safe sleep practices. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Hotel staff were working to get children enrolled in the Sweet Home School District in Amherst, and it is reported that all children are now enrolled. Security staff were present as well as the National Guard. There was no inappropriate signage noted. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns.
Monroe County Hotel: The only hotel in Monroe County currently housing migrants is the [REDACTED] (families with children). OTDA staff visited the hotel on September 1, 2023. OTDA staff found that there were ample amounts of diapers, infant food/formula, and menstrual products. The hotel provides a crib for any child under two years of age. Families at the hotel with children under two are required to view the safe sleeping videos in their native language and safe sleeping signage was observed on the premises. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Children at the hotel have been enrolled in the Rochester City School District and will be bused to school. Security staff were present. There was no inappropriate signage noted. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns.

Orange County Hotels: There are two hotels used to house migrants located in Orange County: the [REDACTED] and the [REDACTED], both of which are located in [REDACTED] and house single adults. OTDA conducted a site visit to the hotels on May 18, 2023, shortly after it opened for housing migrants. OTDA did not receive any subsequent concerns about conditions of the hotels housing migrants in Orange County but visited both hotels again on August 23, 2023. An OTDA staff person that speaks Spanish was present to interview residents.

The [REDACTED] was noted to be clean in the common areas and rooms. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted. The facility currently houses single men, and as a result resources for infants and women were not expected to be available. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns. Staff noted that there have been many donations for the residents from the community.

The [REDACTED] was noted to be clean in the common areas and rooms. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted. The facility currently houses single men, and as a result resources for infants and women were not expected to be available. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns. Staff noted that there have been many donations for the residents from the community.

Schenectady County Hotel: There is currently one hotel for migrants in Schenectady County, the [REDACTED] located in [REDACTED]. The hotel houses families with children and adult families. OTDA has not received complaints regarding the conditions or services at the hotel. OTDA staff visited the hotel on August 21, 2023. An OTDA staff person that speaks Spanish was present to interview residents.
OTDA staff reported that the hotel had ample amounts of diapers, infant food/formula, and menstrual products. The hotel provides a crib for any child under two years of age. Families at the hotel with children under two are required to view the safe sleeping videos in their native language, and safe sleeping signage was observed on the premises. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Children at the hotel have been enrolled in the Mohonasen School District and will be bused to school. Security staff were present during our visit. There was no inappropriate signage noted. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns. The police and fire departments provided bikes to the children at the hotel and the hotel owners roped off part of the parking lot so the children could ride their bikes safely. The community has provided many donations such as clothing, backpacks, and school supplies.

Westchester County Hotels: There are currently three hotels for migrants in Westchester County: the [REDACTED] (families with children, adult families and single adults), the [REDACTED] (singe adults, families with children and adult families), and the [REDACTED] also known as the [REDACTED] (families with children). DocGo oversees the [REDACTED] and the [REDACTED], while DHS oversees the [REDACTED]. The families that reside at the hotels in Westchester County have children that are not of school age. There were no concerns brought to OTDA’s attention regarding these hotels. OTDA staff visited the hotels on August 16 and 21, 2023. As part of these inspections, an OTDA staff person that speaks Spanish was present to interview residents.

The [REDACTED] is located in [REDACTED] and is managed by DHS, not DocGo. Staff reported the hotel to be clean and in good condition. The hotel has ample amounts of diapers, infant food/formula, and menstrual products. The hotel provides a crib for any child under two years of age. Families at the hotel with children under two are required to view the safe sleeping videos in their native language and safe sleeping signage was observed on the premises. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns. At the time of inspection, local political leaders toured the facility and a not-for-profit donated clothes and toys to the residents.
The [REDACTED] is located in [REDACTED]. Staff reported this hotel to be clean and in good condition. The hotel had ample amounts of diapers, infant food/formula, and menstrual products. The hotel provides a crib for any child under two years of age. Families at the hotel with children under two are required to view safe sleeping videos in their native language and safe sleeping signage was observed on the premises. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted. Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns.

The [REDACTED] is located in [REDACTED]. This hotel was reported to be clean and good condition with the exception of one room that had bed bugs. This concern was immediately addressed and remediated. The hotel had ample amounts of diapers, infant food/formula, and menstrual products. The hotel provides a crib for any child under two years of age. Families at the hotel with children under two are required to view the safe sleeping videos in their native language and safe sleeping signage was observed on the premises. Residents have access to food, transportation, case management, and medical services. OTDA inspectors found no food spoilage. Each room has a refrigerator and a microwave. Security staff were present during our visit. There was no inappropriate signage noted.
Residents at the hotel stated they felt safe, did not feel bullied or intimidated and expressed no concerns.

RECOMMENDATIONS

Although OTDA does not oversee HPD, it provides the following recommendations to assist with HPD’s supervision of the DocGo hotels for HPD’s consideration.

General HPD Oversight of DocGo: HPD reports that they have regular communication with DocGo about the hotel sites. They report to work closely with DocGo when they are opening a site to ensure that services are ready when individuals are placed. HPD is working on having a staff presence outside of NYC to inspect the hotels on an ongoing basis. Currently, HPD staff have not conducted site visits to the hotels.
Recommendation: HPD should conduct periodic unannounced site visits to all sites to ensure that services are being provided as required. NYC staff should visit hotels regularly and complete a site visit at each hotel no less than once every six months after the facility is used by NYC. OTDA recommends such visits occur within two weeks of the facility opening and no less than once every three months thereafter. Future complaints received by OTDA will be referred to HPD for investigation and action as needed.

HPD, or other NYC officials, should periodically communicate with local officials to determine if there have been community complaints and if so, what steps will be taken to address the complaints.
Incident Reports: HPD is tracking serious incidents and purports to be forwarding the reports to OTDA. However, OTDA has concerns that reports have not been forwarded to OTDA consistently and promptly. HPD has made connections with local domestic violence providers to assist clients who have domestic violence issues. OTDA will review serious incident reports and follow up with HPD as needed.

Recommendation: While OTDA does not supervise or have responsibility for HPD sites, HPD has agreed that OTDA should be provided with serious incident reports from the HPD hotels. To date, it appears that serious incident reports have not been consistently and promptly reported to OTDA. HPD should maintain a database of serious incidents for all sites and ensure OTDA receives noteworthy incident reports and any after-action reports. NYC should collect information on and report noteworthy incidents to OTDA that include a serious event that involves police, fire, the medical examiner (death), child safety, contagious disease outbreak, incidents that require more than 5 units to be taken offline, and loss of access to sufficient food, staffing/services.
Resident Concerns/Rights: HPD is currently rolling out a toll-free hotline number for residents to call if they have issues or concerns.

Recommendation: HPD should prioritize getting the hotline operational so residents can report concerns to NYC. HPD should also have a written process for notifying hotel residents of the ability to report complaints directly to NYC and have procedures for DocGo to handle complaints or concerns. It is critical that residents have a mechanism to voice concerns to responsible parties other than on-site hotel management.
Resident Legal Immigration Assistance: Residents are currently directed to a local immigration services agency. There is no formal contract for this service and participation is voluntary.

Recommendation: As part of its case management services, DocGo should ensure that residents are applying for asylum or other appropriate immigration status and helping to facilitate resident attendance at related immigration appointments. A monthly report should be provided to NYC to show what progress has been made for each individual in applying for asylum and/or work authorization and formal processes for coordination of information with service providers should be established.
Safe Sleeping Any hotel that has families with children under two years of age should provide a crib or pack-n-play for each child, have safe sleeping signage posted in the room, and require each family with children under two years of age to view the video on safe sleeping in their native language.

Recommendation: HPD should develop a form for families to sign after they view the safe sleeping video and retain a copy of the form for the case record.
Sincerely,

/s/ Cheryl A. Contento

Cheryl Contento Deputy Commissioner
Division of Shelter Oversight and Compliance
CC: Molly Schaeffer, NY City Hall